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                           LB Series Fund, Inc.

                             Form N-SAR for
                          Period Ended 6-30-98


                            INDEX TO EXHIBITS


EXHIBIT NO.                        ITEM


    27            Financial Data Schedule (Exhibit 27)




ATTACHMENT NO.                     ITEM

    77C           Description of Matters Submitted to a Vote of Security
                  Holders

    77D Description of Changes in the Fund's Investment Policies That Have Not Been Submitted to a Vote of Security Holders

    77Q           Sub-Advisory Contract

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